UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) June 18, 1996

                     Devon Energy Corporation
      (Exact name of registrant as specified in its charter)

         Oklahoma                1-10067             13-253513
(State or other jurisdiction   (Commission        (IRS Employer
      of incorporation)        File Number)    Identification No.)

         20 North Broadway, Oklahoma City, Oklahoma     73102
          (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (405) 235-3611

Item 5.  Other Events.

          On June 18, 1996, Devon Energy Corporation issued a press release, a copy of which is attached hereto as Exhibit A.

                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    Devon Energy Corporation


                                By  WILLIAM T. VAUGHN

                                    William T. Vaughn
                                    Vice President, Finance

Date: July 1, 1996

                            EXHIBIT INDEX

Exhibit No.
- -----------

     A     Devon Energy Corporation Press Release of June 18, 1996